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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ______________

          Date of Report (date of earliest event reported): May 5, 2003

                                   OCTEL CORP.
             (Exact name of registrant as specified in its charter)
                   ___________________________________________

              Delaware                                 1-13879                               98-0181725
-------------------------------------     ----------------------------------     -----------------------------------
  (State or other jurisdictions of                   Commission                   (I.R.S. employer identification
           Incorporation)                            File Number                              number)

         Octel Corp., Global House, Bailey Lane, Manchester, UK    M90 4AA
 ------------------------------------------------------------------------------
               (Address of principal executive offices)           (zip code)


  Registrant's telephone number, including area code: 011 - 44 -161- 498 - 8889
                                                      -------------------------

                                       1

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Item 5.        Other Events and Required FD Disclosure.

               On May 5, 2003, the Board of Directors of Octel Corp. declared a semi-annual dividend payable on the company's common stock, as further described in the press release filed as Exhibit 99.1 to this report on Form 8-K, which is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits

               (c) Exhibits:

               Item           Exhibit Index

               99.1           Press Release, dated May 5, 2003

                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OCTEL CORP.



                                        By:        /s/ Paul W. Jennings
                                                   --------------------
                                        Name:      Paul W. Jennings
                                        Title:     Vice President and Chief
                                                   Financial Officer

Date:    May 5, 2003

                                [SIGNATURE PAGE]

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                                  EXHIBIT INDEX

      Exhibit                      Description

99.1                 Press Release, dated May 5, 2003

                                       4